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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

DATE OF REPORT:   JANUARY 28, 2005

DATE OF EARLIEST EVENT REPORTED:    JANUARY 24, 2005

                   MARTHA STEWART LIVING OMNIMEDIA, INC.
           (Exact name of registrant as specified in its charter)

      DELAWARE                    001-15395                    52-2187059
  (State or other          (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                        Identification Number)
  incorporation or
   organization)
                            11 WEST 42ND STREET
                             NEW YORK, NY 10036
                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (212) 827-8000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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Item 1.01.  Entry Into a Material Definitive Agreement.
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     On January 24, 2005, the Registrant entered into a one-year consulting arrangement with Mr. Charles Koppelman, who currently serves as Vice Chairman and a Director of the Registrant. Pursuant to the terms of the consulting arrangement, Mr. Koppelman will assist the Registrant's
President and Chief Executive Officer in addressing strategic business opportunities for the Registrant, including, without limitation, helping to source, structure and negotiate merchandising and television opportunities.

     In consideration for Mr. Koppelman's services, the Registrant agreed to pay Mr. Koppelman $450,000 per annum, payable in equal monthly installments. Mr. Koppelman will also be entitled to reimbursement of business expenses in accordance with the Registrant's expense reimbursement policies. In addition, subject to approval by the Registrant's stockholders, the Registrant agreed to grant Mr. Koppelman (i) 50,000 restricted shares of the Registrant's Class A common stock, which will vest upon the Registrant's entering into a new board-approved merchandising license agreement, and (ii) 10-year options to purchase 200,000 shares of Class A common stock (at an exercise price of $28.55), one half of which will vest on January 24, 2006, and the balance of which will vest on January 24, 2007. The Registrant will also enter into a registration rights agreement with Mr. Koppelman providing for one demand registration right and unlimited piggyback registration rights (subject to customary cutbacks), of all shares of Class A common stock of the Registrant owned by Mr. Koppelman, including shares underlying options granted to Mr. Koppelman.

     Mr. Koppelman will be subject to customary confidentiality restrictions. He will also be subject to non-competition restrictions during the term of the arrangement and for a 6-month period thereafter.

     Mr. Koppelman will continue to serve as Vice Chairman and a Director of the Registrant but is no longer serving as a member of the Audit Committee of the Registrant.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: January 28, 2005


                                   MARTHA STEWART LIVING OMNIMEDIA, INC.


                                   By: /s/ James Follo
                                      -----------------------------------------
                                      James Follo
                                      Executive Vice President,
                                      Chief Financial and Administrative Officer